UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 21, 2005

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane, Suite 180

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(866) 838-0600

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On September 21, 2005, the Registrant entered into a binding Acquisition Agreement with Terry L. Lee and Gary D. Lee, individually, to acquire all the outstanding issued stock of Lee Oil Company, Inc., a Virginia corporation, Lee Enterprises, Inc., a Kentucky corporation and Lee’s Food Marts LLC, a Tennessee Limited Liability Company, (collectively hereinafter "Lee Oil Company") for Six Million ($6,000,000.00) Dollars, payable:

1.	Five Million ($5,000,000.00) Dollars, payable in cash, at closing.

2.	One Million ($1,000,000.00) Dollars, payable in common stock of the Registrant valued at the date of closing, but in no event shall the common stock issued amount be less than 1,000,000 common shares.

The Stock Purchase Agreement is subject to:

1.	Registrant’s satisfactory review of Lee Oil Company’s books and records.

2.	Registrant obtaining at its cost SEC qualified audited financials of Lee Oil Company.

3.	Registrant obtaining at its costs and to its own satisfaction an appraisal of the business and real estate of Lee Oil Company.

4.	Registrant obtaining a satisfactory environmental report of Lee Oil Company.

Lee Oil Company, is a profitable company with annual sales in excess of around 55 million US Dollars, was originally founded in 1988. Lee Oil Company is located at Middleboro, Kentucky. They are a multi-state oil distributor operating in Kentucky, Tennessee and Virginia specializing in wholesale and retail petroleum products, and convenient store operations. Lee Oil Company operates 17 convenience stores plus an additional 9 consignment locations. In addition they operate carwashes as well as laundromats at their facilities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document Description

10.	Acquisition Contract dated September 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: September 21, 2005	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

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